                                                                  Exhibit 10.6.5

                                JOINDER AGREEMENT

                  This JOINDER AGREEMENT, dated as of June 6, 2003 (this "AGREEMENT"), by and among SIMMONS COMPANY, a Delaware corporation ("COMPANY"), SIMMONS HOLDINGS, INC., A Delaware corporation ("HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the LENDERS party hereto (the "INCREMENTAL FACILITY LENDERS"), Goldman Sachs Credit Partners L.P. ("GSCP"), as Incremental Tranche C Term Loan Syndication AGENT (in such Capacity) "INCREMENTAL TRANCHE C TERM LOAN SYNDICATION AGENT"), and UBS AG, STAMFORD BRANCH ("UBS"). as Administrative Agent (together with its permitted successors in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS

                  WHEREAS, reference is hereby made to that certain Credit and Guaranty Agreement, dated as of October 29, 1998 (said Credit and Guaranty Agreement as amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Holdings, certain Subsidiaries of Company party thereto, as Guarantors, the Lenders party thereto from time to time, GSCP, as Syndication Agent, and UBS, AS Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in the Credit Agreement; and

                  WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may elect to increase the Tranche C Term Loan Commitments by an amount not in excess of $50,000,000 in the aggregate and not less than $10,000,000 individually (or such lesser amount as Company and Incremental Facility Syndication Agent shall agree) and in integral multiples of $5,000,000 (such increase, the "INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS").

                  NOW, THEREFORE, in consideration ofthe premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  Each Incremental Tranche C Term Loan Lender party hereto hereby agrees to commit to provide its respective Incremental Tranche C Term Loan Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

                  Each Incremental Tranche C Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Incremental Tranche C Term Loan Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent and Incremental Tranche C Term Loan Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                  Each Incremental Tranche C Term Loan Lender hereby agrees to make its Incremental Tranche C Term Loan Commitment on the following terms and conditions:

1. Conditions Precedent. The obligation of any Incremental Tranche C Term Loan Lender to make a Credit Extension on the incremental Tranche C Term Loan Effective Date is subject to the satisfaction, or waiver, of the following:

          (a) Joinder Agreement. Administrative Agent shall have received sufficient copies of this Agreement originally executed and delivered by each applicable Credit Party for each Incremental Tranche C Term Loan Lender.

          b) Organizational Documents; Incumbency. Administrative Agent shall have received sufficient copies of (i) either (x) each Organizational Document originally executed and delivered by each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, for each Lender, each dated the Incremental Tranche C Term Loan Effective Date or a recent date prior thereto or (y) a certificate from an Authorized Officer of such Credit Party, in form and substance satisfactory to Administrative Agent and Syndication Agent, certifying that the Organizational Documents of such Credit Party that were previously delivered to the Administrative Agent prior to the Incremental Facility Effective Date are in full force and effect and that there have been no changes, modifications or amendments to such Organizational Documents since such date; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Incremental Tranche C Term Loan Effective Date, certified as of the Incremental Tranche C Term Loan Effective Date by its secretary, an assistant secretary, general partner, or its managing member, as the case may be, as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party's jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation, foreign limited liability company or other entity to do business, each dated a recent date prior to the Incremental Tranche C Term Loan Effective Date (other than with respect to Simmons International Holding Company, Inc.); and (v) such other documents as Administrative Agent may reasonably request.

                              (iii) Administrative Agent shall have received a
                    certificate from an Authorized Officer of each applicable Credit Party, in form and substance satisfactory to Administrative Agent and Syndication Agent, to the effect set forth in clauses (i) and (ii) above.

          (c) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by this Agreement and the Credit Documents and each of the foregoing sha1l be in full force and effect and in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by this Agreement and the Credit Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired. This Agreement and the Credit Documents shall have been consummated in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations.

          (g) Financial Statements; Pro Forma Compliance. Lenders shall have received from Company and its Subsidiaries a Compliance Certificate evidencing, immediately prior to and after giving pro forma effect to the transactions contemplated by this Agreement and the Credit Documents compliance with
                    Section 6.6 of the Credit Agreement, together with all relevant financial information and any other information required to demonstrate compliance with Section 6.6 of the Credit Agreement, as Administrative Agent and Incremental Tranche C Term Loan Syndication Agent may reasonably request.

          (h) Opinions of Counsel to Credit Parties. Lenders shall have received originally executed copies of the favorable written opinions of Ropes & Gray, special counsel for Credit Parties, as to such matters as Administrative Agent or Incremental Tranche C Term Loan Syndication Agent may reasonably request, dated the Incremental Tranche C Term Loan Effective Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Incremental Tranche C Term Loan Syndication Agent.

          (i) Fees. On the Incremental Tranche C Term Loan Effective Date, Company shall have paid to Agents any fees payable on the Incremental Tranche C Term Loan Effective Date, if any, referred to in Section 2.10(c) of the Credit Agreement.

          (j) Solvency Certificate. On the Incremental Tranche C Term Loan Effective Date, Incremental Tranche C Term Loan Syndication Agent, Administrative Agent and Lenders shall have received a Solvency Certificate from Company dated the Incremental Tranche C Term Loan Effective Date and addressed to Incremental Tranche C Term Loan Syndication Agent, Administrative Agent and Lenders, and in form, scope and substance reasonably satisfactory to Incremental Tranche C Term Loan Syndication Agent and Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the transactions contemplated by this Agreement and the Credit Documents, each Credit Party are and will be Solvent.

          (k) Completion of Proceedings. All limited liability company, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent or Incremental Tranche C Term Loan Syndication Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and Incremental Tranche C Term Loan Syndication Agent and such counsel, and Administrative Agent, Incremental Tranche C Term Loan Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Incremental Tranche C Term Loan Syndication Agent may reasonably request.

          (l) No Litigation. Incremental Tranche C Term Loan Syndication Agent and Administrative Agent shall have received a certificate on behalf of each Credit Party from an Authorized Officer of each Credit Party, in form and substance satisfactory to Incremental Tranche C Term Loan Syndication Agent and Administrative Agent, certifying that there are no Adverse Proceedings that (i) singly or in the aggregate, materially impair any of the transactions contemplated by this Agreement or the Credit

                  Documents, or (ii) that if adversely determined could reasonably be expected to have a Material Adverse Effect.

2. PROPOSED BORROWING. This Agreement represents Company's request to borrow Incremental Tranche C Term Loans from the Incremental Tranche C Term Loan Lenders on the Incremental Tranche C Term Loan Effective Date as follows (the "Proposed Borrowing"):

          a. Business Day of Incremental Tranche C Term Loan Effective Date for the Proposed Borrowing: June 6, 2003

          b.        Amount of Proposed Incremental Tranche C Term Loan
                    Borrowing: $20,000,000.00

                              a. Base Rate Loan(s)

                              b. Eurodollar Rate Loans ($10,000,000 with an initial Interest Period of 1 month and $10,00,000 with an initial Interest Period of 6 months)

3. SCHEDULED PAYMENTS. The principal amounts of the Incremental Tranche C Term Loans shall be repaid in consecutive quarterly installments (each, an "INSTALLMENT") on the dates set forth below (each, an "INSTALLMENT DATE"), each such Installment to be in the corresponding amount set forth below:

           DATE                           INCREMENTAL TRANCHE C TERM
                                          LOAN INSTALLMENTS
           June 30, 2006                  $ 7,910,912.71

           Eighth Anniversary of Closing
           Date                           $12,089,087.29

Notwithstanding the foregoing, (A) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Incremental Tranche C Term Loans' in accordance with the Credit Agreement; and (B) the Incremental Tranche C Term Loans, together with all other amounts owed hereunder with respect thereto, shall be paid in full no later than the Tranche C Term Loan Expiration Date, and the final installment payable by Company in respect thereof on such date shall be in an amount sufficient to repay all amounts owing Company hereunder with respect to the Incremental Tranche C Term Loans.

4. CREDIT PARTY CERTIFICATIONS. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and the Credit Parties hereby certify that:

         (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

         (b) No event has occurred and is continuing, or would result therefrom, that would constitute an Event of Default or a Default, both before and after giving effect to the making of the Incremental Tranche C Term Loans and the consummation of the transactions contemplated hereby;

         (c) Each Credit Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof;

         (d) Company and its Subsidiaries are in pro forma compliance with each of the covenants set forth in Section 6.6 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to the Incremental Tranche C Term Loans; and

         (e) Each of the conditions set forth in Section 3.2 of the Credit Agreement shall have been satisfied, both before and after giving effect to the making of the Incremental Tranche C Term Loans,

5. COMPANY COVENANTS. By its execution of this Agreement, Company hereby covenants that:

         (a) Company shall deliver or cause to be delivered such other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement; and

         (b) Set forth on the attached Officers' Certificate are the calculations (in reasonable detail) demonstrating compliance with the financial tests described in Section 6.6 of the Credit Agreement.

6. INCREMENTAL TRANCHE C TERM LOAN LENDERS. Each Incremental Tranche C Term Loan Lender acknowledges and agrees that upon its execution of this Agreement and the making of incremental Tranche C Term Loans that such Incremental Tranche C Term Loan Lender shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

7. CREDIT AGREEMENT GOVERNS. Except as set forth in this Agreement, Incremental Tranche C Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

8. ELIGIBLE ASSIGNEE. By its execution of this Agreement, each Incremental Tranche C Term Loan Lender represents and warrants that it is an Eligible Assignee.

9. NOTICE. For purposes of the Credit Agreement, the initial notice address of each Incremental Tranche C Term Loan Lender shall be as set forth below its signature below.

10. NON-US LENDERS. For each Incremental Tranche C Term Loan Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Tranche C Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(c) of the Credit Agreement.

11. RECORDATION OF THE INCREMENTAL TRANCHE C TERM LOANS. Upon execution and delivery hereof, Administrative Agent will record the Incremental Tranche C Term Loans made by Incremental Tranche C Term Loan Lenders in the Register.

12. AMENDMENT, MODIFICATION AND WAIVER. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

13. ENTIRE AGREEMENT. This Agreement, the Credit Agreement and the Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.


           (The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

COMPANY AND
HOLDINGS:

                                        SIMMONS COMPANY


                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Executive Vice President, Chief
                                  Financial Officer, Assistant
                                  Treasurer and Assistant Secretary


                                      SIMMONS HOLDINGS, INC.


                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Executive Vice President, Chief
                                  Financial Officer, Assistant
                                  Treasurer and Assistant Secretary

SUBSIDIARY GUARANTORS:

                         SIMMONS INTERNATIONAL HOLDING
                         COMPANY, INC.

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Vice President, Treasurer and Secretary

                         THE SIMMONS MANUFACTURING CO., LLC

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Executive Vice President, Chief
                                  Financial Officer, Assistant
                                  Treasurer and Assistant Secretary

                         WORLD OF SLEEP OUTLETS, LLC

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Executive Vice President,
                                  Treasurer and Secretary

                         SIMMONS CONTRACT SALES, LLC

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Executive Vice President,
                                  Treasurer and Secretary

                        GALLERY CORP.

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Vice President, Assistant Treasurer and
                                  Assistant Secretary

                        DREAMWELL, LTD.

                                By: /s/ David A. Liskow
                                   -------------------------------------
                           Name: David A. Liskow
                           Title: Secretary/Controller



                        SIMMONS CAPITAL MANAGEMENT, LLC

                                By: /s/ David A. Liskow
                                   -------------------------------------
                           Name: David A. Liskow
                           Title: Secretary/Controller



                        SC HOLDINGS, INC.

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Vice President and Assistant Treasurer

                        SLEEP COUNTRY USA, INC.

                                By: /s/ William S. Creekmuir
                                   -------------------------------------
                           Name: William S. Creekmuir
                           Title: Vice President and Assistant Treasurer

INCREMENTAL TRANCHE C TERM LOAN
LENDER:

                       GOLDMAN SACHS CREDIT PARTNERS L.P.


                                By: /s/ W.W. Archer
                                   -------------------------------------
                           Name:
                           Title:

CONSENTED TO BY:

UBS AG, STAMFORD BRANCH,
 as Administrative Agent

By: /s/ Wilfred V. Saint                 By: /s/ Lynne B. Alfarone
    -------------------------------         ---------------------------
    Name: Wilfred V. Saint                  Name: Lynne B. Alfarone
    Title: Associate Director               Title: Associate Director
           Banking Products Services, US           Banking Products Services, US


GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Incremental Tranche C Term Loan Syndication Agent

By: /s/ W.W. Archer
    -------------------------------
        Authorized Signatory

                                   SCHEDULE A
                              TO JOINDER AGREEMENT

             INCREMENTAL TRANCHE C TERM                 INCREMENTAL TRANCHE C
              LOAN LENDER                               TERM LOAN COMMITMENTS
             Goldman Sachs Credit Partners L.P.             20,000,000.00
                               Total                       $20,000,000.00